UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported)	May 2, 2006

VitalStream Holdings, Inc. (Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization	001-10013 (Commission File Number)	87-0429944 (IRS Employer Identification No.)

One Jenner, Suite 100 Irvine, California	92618
(Address Of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(949) 743-2000

N/A (Former name, former address, and formal fiscal year, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.

               On May 2, 2006, VitalStream Holdings, Inc. (the "Company") issued a press release entitled "VitalStream Reports Record Revenue for the First Quarter and Raises 2006 Guidance." The full text of the press release is provided herewith as Exhibit 99.1.

               The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

               (c)     Exhibits.

                        99.1    Press Release issued by the Company dated May 2, 2006

SIGNATURES

               Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitalStream Holdings, Inc.

Date: May 2, 2006	By:	/s/ Philip N. Kaplan

Philip N. Kaplan President